CHASE VISTA PRIME MONEY MARKET FUND
CLASS B AND C SHARES
SUPPLEMENT DATED NOVEMBER 2, 1998
TO THE PROSPECTUS DATED
DECEMBER 29, 1997, AS REVISED MARCH 13, 1998

The following replaces the first paragraph in "About Your Investment" on page 11 of the Prospectus:

Investors should be aware that Class B shares of the Fund are made available for purposes of i) opening a Dollar Cost Averaging account pursuant to which all of the amount invested will be reinvested in other Chase Vista funds within 24 months of the initial purchase and ii) exchanges from Class B shares of other Chase Vista funds.

"CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to an annually declining contingent deferred sales charge ("CDSC") if redeemed within a specified period after purchase. However, no contingent deferred sales charge is imposed on the Class B shares being disposed of on the Class B shares in an exchange into the Fund."

The following supercedes in its entirety the "How To Buy Shares" section of the Prospectus on page 12 and 13:


HOW TO BUY SHARES

Class B shares of the Fund may be i) purchased directly for Dollar Cost Averaging or ii) acquired via exchange from Class B shares of another Chase Vista fund and are required to have identical account registrations.

Class C shares of the Fund may be acquired by purchase as well as via exchange from Class C shares of another Chase Vista fund where account registrations are identical.

You can open an account with as little as $2,500 (or $1,000 for IRAs, SEP-IRAs). Additional investments can be made at any time with as little as $100. You can buy Fund shares three ways--through an investment representative or shareholder servicing agent, through the Funds' distributor by calling the Chase Vista Service Center, or through the Systematic Investment Plan.

All purchases made by check should be in U.S. dollars and made payable to the Chase Vista Funds. Third party checks, credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the purchase check clears, which may take 15 calendar days or longer. In addition, the redemption of shares purchased through Automated Clearing House
(ACH) will not be allowed until your payment clears, which may take 7 business days or longer. In the event a check used to pay for shares is not honored by a bank, the purchase order will be cancelled and the shareholder will be liable for any losses or expenses incurred by a Fund. For purchases by wire, if federal funds are not received by the Chase Vista Service Center by 4:00 Eastern time on the day of the purchase order, the order will be canceled.

Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening an account.

BUYING SHARES THROUGH THE FUNDS' DISTRIBUTOR. Complete and return the enclosed application and your check in the amount you wish to invest to the Chase Vista Service Center.

BUYING SHARES THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments of $100 or more per transaction through automatic periodic deduction from your bank savings or checking account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin the Plan at any time by sending a signed letter and a deposit slip or voided check to the Chase Vista Service Center. Call the Chase Vista Service Center at 1-800-34-VISTA for complete instructions.

BUYING SHARES THROUGH AN INVESTMENT REPRESENTATIVE OR SHAREHOLDER SERVICING AGENT. Shares of the Fund may be purchased through a shareholder servicing agent (i.e., a financial institution, such as a bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Funds) or by customers of brokers or certain financial institutions which have entered into Selected Dealer Agreements with the Funds' distributor. An investor may purchase Shares by authorizing his shareholder servicing agent or investment representative to purchase shares on his behalf through the Funds' distributor. Shareholder servicing agents may offer additional services to their customers, including customized procedures for the purchase and redemption of Vista Shares, such as pre-authorized or systematic purchase and withdrawal programs and "sweep" checking programs. For further information, see "Other Information Concerning the Funds" in this prospectus and the SAI.

Class B and Class C shares of the Fund are sold by the Fund's distributor without an initial sales load at the net asset value next determined after your exchange order is received in proper form on any business day during which the Federal Reserve Bank of New York and the New York Stock Exchange are open for business ("Fund Business Day"). To receive that day's dividend, the Chase Vista Service Center or your investment representative or shareholder servicing agent must generally receive your order in proper form prior to the Fund's Cut-off Time, which is 4:00 p.m., Eastern time. The Fund reserves the right to set an earlier Cut-off Time on any Fund Business Day on which the Public Securities Association ("PSA") recommends an early close to trading on the U.S. Government securities market. Generally, such earlier Cut-Off Time will be noon (Eastern time). The PSA is the trade association that represents securities firms and banks that underwrite, trade and sell debt securities, both domestically and internationally. Orders for shares received and accepted prior to the cut-off time will be entitled to all dividends declared on that day. Orders for shares received after the Fund's Cut-off Time and prior to 4:00 p.m., Eastern time on any Fund Business Day will not be accepted and executed on the same day except at the Fund's discretion. Orders received and not accepted after the Fund's Cut-off Time will be considered received prior to the Fund's Cut-off Time on the following Fund Business Day and processed accordingly. Orders are in proper form only after funds are converted to federal funds. Orders paid by check and received before the cut-off time will generally be available for the purchases of shares the following Fund Business Day. The Fund reserves the right to reject any purchase order.

If you are considering exchanging shares shortly after purchase, you should pay for those shares with a certified check to avoid any delay in exchange. To eliminate the need for safekeeping, the Fund will not issue certificates for your Class C shares unless you request them. Due to the conversion feature of Class B shares, certificates for Class B shares will not be issued and all Class B shares will be held in book entry form.